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                                                                      EXHIBIT 99


                                 [VERIZON LOGO]

                              INVESTMENT COMMUNITY
                                    MEETING

                                FEBRUARY 7, 2001

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                                 [VERIZON LOGO]

                               FINANCIAL OUTLOOK

                                  FRED SALERNO

                                FEBRUARY 7, 2001
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                                                                  [VERIZON LOGO]


2000 Financial Performance



      Quarterly                       Annual
                     REVENUES
4Q'99          $15.8B         1999           $59.2B
4Q'00          $16.9B         2000           $63.4B
Growth           6.7%         Growth           7.2%



      Quarterly                       Annual
                    ADJUSTED EPS
4Q'99          $ .75          1999           $ 2.84
4Q'00          $ .77          2000           $ 2.91
Growth           2.7%         Growth            2.5%

                                Met Expectations
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                                                                  [VERIZON LOGO]


2001 Outlook

Revenue Targets



                       2000 Actual

Telecom                  $43.3B               3%-4%
Wireless                 $14.2B                 19%*
Info Svcs                $ 4.1B               4%-6%
International            $ 2.0B                 15%
Consolidated             $63.4B**            8%-10%

*    Represents 2000 Growth Rate
**   Includes Corporate / Other and Eliminations

[X]   Telecom growth from data, LD, DSL
[X]   Wireless subscriber growth / increased usage / data
[X]   International growth in wireless and wireline

                           2001 Growth Target of 8%+

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                                                                  [VERIZON LOGO]


2001 Outlook

Expense Targets


                       2000 Actual

Telecom                  $33.3B                  2%
Wireless                 $12.5B                 18%*
Info Svcs                $ 2.1B                Flat
International            $ 1.7B                 14%
Consolidated             $49.0B**                7%

*    Represents 2000 Growth Rate
**   Includes Corporate / Other and Eliminations

[X]   Growth-related expenses in Wireless, DSL, LD
[X]   Synergy savings
[X]   Competitive cost structure

                            2001 Growth Target of 7%

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                                                                  [VERIZON LOGO]


2001 Outlook

Operating Income Targets


                       2000 Actual

Telecom                  $10.0B              8%-10%
Wireless                 $ 1.8B                 25%*
Info Svcs                $ 2.0B              9%-10%
International            $  .3B                 15%
Consolidated             $14.5B**           10%-12%

*    Represents 2000 Growth Rate
**   Includes Corporate / Other and Eliminations


                          2001 Growth Target of 10-12%

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Capital Expenditure Outlook                                       [VERIZON LOGO]

               Wireless                           Wireless
                 $4.3B                              $4.7B


             Telecom Data                       Telecom Data
                 $3.9B                              $4.7B
Telecom                                                                  Telecom
 Total                                                                    Total
$12.1B       Telecom Voice                      Telecom Voice             $12.6B
                 $5.7B                              $5.5B


             Telecom Other                      Telecom Other
                 $2.5B                              $2.4B


            All Other $1.2B                    All Other $1.2B
--------------------------------------------------------------------------------

                 2000                            2001 est.
                $17.6B                          $18B - $18.5B


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Diversified Revenue Profile                                       [VERIZON LOGO]



           2000                                                                  2005 (estimate)

Telecom                  59%                                           Telecom                  35%
Info. Svcs.               7%      Product                                o Subscription
                                                                         o Usage
International             3%     Innovation                              o Wholesale
Data                      9%             ====>                         Info. Svcs.               6%
Domestic Wireless        22%     Execution                             International             4%
                                                                       Data                     20%
                                                                       Domestic Wireless        35%

        $63 Billion                                                          $100-$105 Billion



                          Transforming Growth Profile

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Financial Guidance                                                [VERIZON LOGO]


Revenue Growth Target    ====>     8% - 10%

EPS Growth Targets

     2001      ====>     8% +   $3.13 - $3.17

     2002      ====>    12% +   $3.49 - $3.54


                        Accelerating Revenue & EPS Growth


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Summary                                                           [VERIZON LOGO]


         [X]      Competitive cost structure

         [X]      Capitalize on growth opportunities

         [X]      Realize synergy benefits

         [X]      Sustain profitable growth

         [X]      Increase financial flexibility


                     Fund Growth and Meet Financial Targets

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                                 [VERIZON LOGO]


                           TELECOM BUSINESS OVERVIEW

                                  LARRY BABBIO

                                FEBRUARY 7, 2001
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2001 Expectations                                                 [VERIZON LOGO]


         [X]   Revenue growth target    ====>     3.0% - 4.0%

         [X]   Capital expenditures     ====>     $12.5B - $12.7B

         [X]   EBITDA margin            ====>     43% - 45%

         [X]   LD customers             ====>     6.4M - 6.6M

         [X]   DSL subscribers          ====>     1.2M - 1.3M

         [X]   Data revenue growth      ====>     30%


                            Delivering on Commitments


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"Safe Harbor" Statement                                           [VERIZON LOGO]

This presentation contains statements about expected future events and financial results that are forward-looking and subject to risks and uncertainties. For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. The following important factors could affect future results and could cause those results to differ materially from those expressed in the forward-looking statements: materially adverse changes in economic conditions in the markets served by us or by companies in which we have substantial investments; material changes in available technology; the final outcome of federal, state, and local regulatory initiatives and proceedings, including arbitration proceedings, and judicial review of those initiatives and proceedings, pertaining to, among other matters, the terms of interconnection, access charges, universal service, and unbundled network element and resale rates; the extent, timing, success, and overall effects of competition from others in the local telephone and toll service markets; the timing and profitability of our entry into the in-region long distance market; our ability to combine former Bell Atlantic and GTE operations, satisfy regulatory conditions and obtain revenue enhancements and cost savings following the merger; the profitability of our entry into the nationwide broadband access market; the ability of Verizon Wireless to combine operations and obtain revenue enhancements and cost savings; our ability to convert our ownership interest in Genuity Inc. into a controlling interest consistent with regulatory conditions, and Genuity's ensuing profitability; and lastly, our accounting assumptions are subject to review by regulatory agencies, including the SEC, and changes in the assumptions as required by those agencies or any changes in the accounting rules or their application could result in an impact on earnings.